Exhibit 99.2
Reinsurance Group of America, Incorporated®
Financial Supplement
Third Quarter 2010
(Unaudited)

Reinsurance Group of America, Incorporated®

World Headquarters	Internet address
1370 Timberlake Manor Parkway	www.rgare.com
Chesterfield, Missouri 63017
U.S.A.
Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+	NR
RGA International Reinsurance Company Limited	AA-	NR	NR
RGA Global Reinsurance Company Limited	AA-	NR	NR
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A-	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.
Contacts:
Jack B. Lay
Senior Executive Vice President
and Chief Financial Officer
Phone: (636) 736-7000
e-mail: jlay@rgare.com
John Hayden
Sr. Vice President
Controller & Investor Relations
Phone: (636) 736-7243
e-mail: jhayden@rgare.com

Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Financial Supplement
3rd Quarter 2010
Table of Contents

Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Financial Supplement
This Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated with the SEC.
Non-GAAP Disclosures
RGA uses a non-GAAP financial measure called operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the company’s continuing operations, primarily because that measure excludes the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the company’s underlying businesses. Additionally, operating income excludes any net gain or loss from discontinued operations and the cumulative effect of any accounting changes, which management believes are not indicative of the company’s ongoing operations. The definition of operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to pre-tax operating income (loss) is presented herein.
RGA evaluates its stockholder equity position excluding the impact of Accumulated Other Comprehensive Income (“AOCI”) since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.
Additionally, RGA uses a non-GAAP financial measure called operating return on equity, which is calculated as operating income divided by average shareholder’s equity excluding AOCI.

Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Financial Highlights

	Three Months Ended or As of					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
(USD thousands, except inforce & per share data)	2010	2010	2010	2009	2009	Quarter	2010	2009	Change
Net premiums	$1,647,300	$1,582,017	$1,628,464	$1,598,754	$1,405,179	$242,121	$4,857,781	$4,126,407	$731,374
Net income — continuing operations	128,232	127,019	122,439	112,409	118,208	10,024	377,690	294,677	83,013
Operating income	127,703	121,899	93,008	125,833	114,571	13,132	342,610	312,488	30,122
Operating return on equity (ex AOCI) — annualized	13.2%	13.0%	10.2%	14.3%	13.5%	-0.3%
Operating return on equity (ex AOCI) — trailing 12 months	12.7%	12.7%	13.5%	13.1%	12.9%	-0.2%
Total assets	28,934,028	27,220,606	26,722,458	25,249,501	24,162,113	4,771,915

Assumed Life Reinsurance in Force (in billions)
U.S.	$1,339.7	$1,334.9	$1,318.0	$1,290.5	$1,281.9	$57.8
Canada	307.0	289.7	293.9	276.8	261.1	45.9
Europe & South Africa	446.5	401.8	395.6	408.9	388.2	58.3
Asia Pacific	385.8	340.9	355.6	348.9	343.4	42.4

Total Life Reinsurance in Force	$2,479.0	$2,367.3	$2,363.1	$2,325.1	$2,274.6	$204.4

Assumed New Business Production (in billions) (1)
U.S.	$30.3	$45.1	$40.6	$42.5	$31.2	$(0.9)	$116.0	$92.5	$23.5
Canada	12.2	12.8	13.9	13.9	10.5	1.7	38.9	30.0	8.9
Europe & South Africa	30.0	23.4	21.7	42.5	19.9	10.1	75.1	78.6	(3.5)
Asia Pacific	4.8	10.1	2.7	5.3	8.6	(3.8)	17.6	15.7	1.9

Total New Business Production	$77.3	$91.4	$78.9	$104.2	$70.2	$7.1	$247.6	$216.8	$30.8

Per Share and Shares Data
Basic earnings per share from continuing operations
Net income	$1.75	$1.74	$1.68	$1.54	$1.63	$0.12	$5.17	$4.05	$1.12
Operating income	$1.75	$1.67	$1.27	$1.73	$1.57	$0.18	$4.69	$4.30	$0.39
Diluted earnings per share from continuing operations
Net income	$1.72	$1.70	$1.64	$1.52	$1.61	$0.11	$5.06	$4.03	$1.03
Operating income	$1.72	$1.63	$1.25	$1.70	$1.56	$0.16	$4.59	$4.28	$0.31

Wgt. average common shares outstanding (basic)	73,162	73,141	73,046	72,895	72,781	381	73,117	72,754	363
Wgt. average common shares outstanding (diluted)	74,420	74,721	74,578	74,195	73,286	1,134	74,574	73,037	1,537

Common shares issued	73,364	73,364	73,364	73,364	73,363	1	73,364	73,363	1
Treasury shares	192	210	261	374	573	(381)	192	573	(381)
Common shares outstanding	73,172	73,154	73,103	72,990	72,790	382	73,172	72,790	382

Book value per share	$68.30	$60.73	$56.98	$52.99	$51.83
Per share effect of accumulated other comprehensive income (AOCI)	$14.48	$8.59	$6.49	$4.10	$4.36
Book value per share, excluding AOCI	$53.82	$52.14	$50.49	$48.89	$47.47

(1)	Excludes Group / Life Production from ING
Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statement (incl. Operating Income Reconciliation)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
(USD thousands)	2010	2010	2010	2009	2009	Quarter	2010	2009	Change
Revenues:
Net premiums	$1,647,300	$1,582,017	$1,628,464	$1,598,754	$1,405,179	$242,121	$4,857,781	$4,126,407	$731,374
Investment income, net of related expenses	287,504	291,671	304,258	315,159	299,471	(11,967)	883,433	807,303	76,130
Investment related gains (losses), net
OTTI on fixed maturity securities	(4,904)	(3,489)	(7,430)	(40,552)	(16,945)	12,041	(15,823)	(88,282)	72,459
OTTI on fixed maturity securities transferred to/from AOCI	26	(139)	2,344	3,910	(4,000)	4,026	2,231	12,135	(9,904)
Other investment related gains (losses), net	(11,902)	26,620	136,271	22,505	63,304	(75,206)	150,989	124,432	26,557

Total investment related gains (losses), net	(16,780)	22,992	131,185	(14,137)	42,359	(59,139)	137,397	48,285	89,112
Other revenue	37,515	35,197	36,278	44,059	31,972	5,543	108,990	140,992	(32,002)

Total revenues	1,955,539	1,931,877	2,100,185	1,943,835	1,778,981	176,558	5,987,601	5,122,987	864,614

Benefits and expenses:
Claims and other policy benefits	1,393,891	1,307,239	1,375,180	1,370,175	1,155,811	238,080	4,076,310	3,449,251	627,059
Interest credited	94,776	79,169	56,934	128,779	85,153	9,623	230,879	194,959	35,920
Policy acquisition costs and other insurance expenses	157,058	237,149	366,302	179,333	271,789	(114,731)	760,509	778,993	(18,484)
Other operating expenses	85,409	83,147	91,199	80,532	76,403	9,006	259,755	214,247	45,508
Interest expense	25,191	25,141	15,449	22,985	5,243	19,948	65,781	46,955	18,826
Collateral finance facility expense	2,041	1,960	1,806	1,866	2,031	10	5,807	6,402	(595)

Total benefits and expenses	1,758,366	1,733,805	1,906,870	1,783,670	1,596,430	161,936	5,399,041	4,690,807	708,234

Income before income taxes — continuing operations	197,173	198,072	193,315	160,165	182,551	14,622	588,560	432,180	156,380

Income tax expense	68,941	71,053	70,876	47,756	64,343	4,598	210,870	137,503	73,367

Income — continuing operations	128,232	127,019	122,439	112,409	118,208	10,024	377,690	294,677	83,013
Loss from discontinued operations	—	—	—	—	—	—	—	—	—

Net income	$128,232	$127,019	$122,439	$112,409	$118,208	$10,024	$377,690	$294,677	$83,013

Pre-tax Operating Income Reconciliation:
Income before income taxes — continuing operations	197,173	198,072	193,315	160,165	182,551	14,622	588,560	432,180	156,380
Investment and derivative losses (gains) — non-operating (1)	(37,747)	(130,697)	371	65,676	20,616	(58,363)	(168,073)	237,722	(405,795)
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	38,653	(32,512)	(122,635)	(3,028)	(51,454)	90,107	(116,494)	(75,366)	(41,128)
GMXB embedded derivatives (1)	16,232	140,934	(7,171)	(46,120)	(10,127)	26,359	149,995	(206,577)	356,572
Funds withheld losses (gains) — investment income	(6,494)	(5,772)	82	—	—	(6,494)	(12,184)	—	(12,184)
Funds withheld losses (gains) — policy acq. costs	954	777	(81)	—	—	954	1,650	—	1,650
EIA embedded derivatives — interest credited	43,070	14,990	(22,422)	12,563	(5,248)	48,318	35,638	(26,144)	61,782
EIA embedded derivatives — policy acq. costs	(4,189)	(1,503)	3,250	(801)	191	(4,380)	(2,442)	3,243	(5,685)
DAC offset, net	(50,519)	6,041	103,769	(5,572)	40,780	(91,299)	59,291	135,155	(75,864)
Gain on debt repurchase	—	—	—	—	—	—	—	(38,875)	38,875

Operating Income Before Income Taxes	$197,133	$190,330	$148,478	$182,883	$177,309	$19,824	$535,941	$461,338	$74,603

After-tax Operating Income Reconciliation:
Income — continuing operations	128,232	127,019	122,439	112,409	118,208	10,024	377,690	294,677	83,013
Investment and derivative losses (gains) — non-operating (1)	(25,041)	(85,039)	(47)	41,347	13,170	(38,211)	(110,127)	153,378	(263,505)
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	25,125	(21,133)	(79,713)	(1,968)	(33,445)	58,570	(75,721)	(48,988)	(26,733)
GMXB embedded derivatives (1)	10,551	91,607	(4,661)	(29,978)	(6,582)	17,133	97,497	(134,275)	231,772
Funds withheld losses (gains) — investment income	(4,221)	(3,752)	53	—	—	(4,221)	(7,920)	—	(7,920)
Funds withheld losses (gains) — policy acq. costs	621	505	(53)	—	—	621	1,073	—	1,073
EIA embedded derivatives — interest credited	27,996	9,743	(14,574)	8,166	(3,412)	31,408	23,165	(16,994)	40,159
EIA embedded derivatives — policy acq. costs	(2,723)	(977)	2,113	(521)	124	(2,847)	(1,587)	2,108	(3,695)
DAC offset, net	(32,837)	3,926	67,451	(3,622)	26,508	(59,345)	38,540	87,851	(49,311)
Gain on debt repurchase	—	—	—	—	—	—	—	(25,269)	25,269

Operating Income	$127,703	$121,899	$93,008	$125,833	$114,571	$13,132	$342,610	$312,488	$30,122

(1)	Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement
Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Consolidated Operating Income Statement

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
(USD thousands, except per share data)	2010	2010	2010	2009	2009	Quarter	2010	2009	Change
Revenues:
Net premiums	$1,647,300	$1,582,017	$1,628,464	$1,598,754	$1,405,179	$242,121	$4,857,781	$4,126,407	$731,374
Investment income, net of related expenses	281,010	285,899	304,340	315,159	299,471	(18,461)	871,249	807,303	63,946
Investment related gains (losses), net	358	717	1,750	2,391	1,394	(1,036)	2,825	4,064	(1,239)
Other revenue	37,515	35,197	36,278	44,059	31,972	5,543	108,990	102,117	6,873

Total revenues	1,966,183	1,903,830	1,970,832	1,960,363	1,738,016	228,167	5,840,845	5,039,891	800,954

Benefits and expenses:
Claims and other policy benefits	1,393,891	1,307,239	1,375,180	1,370,175	1,155,811	238,080	4,076,310	3,449,251	627,059
Interest credited	51,706	64,179	79,356	116,216	90,401	(38,695)	195,241	221,103	(25,862)
Policy acquisition costs and other insurance expenses	210,812	231,834	259,364	185,706	230,818	(20,006)	702,010	640,595	61,415
Other operating expenses	85,409	83,147	91,199	80,532	76,403	9,006	259,755	214,247	45,508
Interest expense	25,191	25,141	15,449	22,985	5,243	19,948	65,781	46,955	18,826
Collateral finance facility expense	2,041	1,960	1,806	1,866	2,031	10	5,807	6,402	(595)

Total benefits and expenses	1,769,050	1,713,500	1,822,354	1,777,480	1,560,707	208,343	5,304,904	4,578,553	726,351

Operating income before income taxes	197,133	190,330	148,478	182,883	177,309	19,824	535,941	461,338	74,603

Operating income tax expense	69,430	68,431	55,470	57,050	62,738	6,692	193,331	148,850	44,481

Operating income	$127,703	$121,899	$93,008	$125,833	$114,571	$13,132	$342,610	$312,488	$30,122

Wgt. Average Common Shares Outstanding (Diluted)	74,420	74,721	74,578	74,195	73,286	1,134	74,574	73,037	1,537

Diluted Earnings Per Share — Operating Income	$1.72	$1.63	$1.25	$1.70	$1.56	$0.16	$4.59	$4.28	$0.31

Foreign currency effect on*:
Net premiums	$15,448	$40,445	$103,974	$81,807	$(41,517)	$56,965	$159,867	$(289,416)	$449,283
Operating income before income taxes	$1,998	$5,185	$9,497	$13,321	$(1,564)	$3,562	$16,680	$(22,223)	$38,903

*	Represents effect as compared to comparable prior year period
Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Consolidated Balance Sheets

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
(USD thousands)	2010	2010	2010	2009	2009
Assets
Fixed maturity securities (available for sale):	$14,169,930	$13,077,607	$12,775,342	$11,763,358	$10,986,825
Mortgage loans on real estate	863,873	838,827	797,272	791,668	736,982
Policy loans	1,173,148	1,173,016	1,162,723	1,136,564	1,079,051
Funds withheld at interest	5,276,511	5,257,929	5,180,300	4,895,356	4,820,534
Short-term investments	84,091	63,962	79,160	121,060	89,372
Other invested assets	738,830	637,827	564,753	516,086	516,079

Total investments	22,306,383	21,049,168	20,559,550	19,224,092	18,228,843
Cash and cash equivalents	634,075	557,756	525,360	512,027	546,882
Accrued investment income	177,250	144,658	140,921	107,447	151,744
Premiums receivable and other reinsurance balances	987,342	898,522	880,372	850,096	808,719
Reinsurance ceded receivables	790,889	721,830	731,479	716,480	714,761
Deferred policy acquisition costs	3,741,534	3,597,865	3,624,846	3,698,972	3,604,148
Other assets	296,555	250,807	259,930	140,387	107,016

Total assets	$28,934,028	$27,220,606	$26,722,458	$25,249,501	$24,162,113

Liabilities and Stockholders’ Equity
Future policy benefits	$8,906,977	$8,518,817	$8,540,298	$7,748,480	$7,405,615
Interest-sensitive contract liabilities	7,884,874	7,781,407	7,550,168	7,666,002	7,446,900
Other policy claims and benefits	2,590,014	2,387,579	2,429,147	2,229,083	2,202,428
Other reinsurance balances	134,066	143,723	211,532	106,706	153,627
Deferred income taxes	1,064,726	977,873	818,331	613,222	675,679
Other liabilities	1,129,848	742,940	782,117	792,775	679,347
Short-term debt	—	—	—	—	—
Long-term debt	1,216,320	1,216,230	1,216,140	1,216,052	816,648
Collateral finance facility	850,026	850,030	850,025	850,037	850,025
Company-obligated mandatorily redeemable preferred securities of subsidiary trust holding solely junior subordinated debentures of the Company	159,368	159,316	159,266	159,217	159,168

Total liabilities	23,936,219	22,777,915	22,557,024	21,381,574	20,389,437

Stockholders’ Equity:
Common stock, at par value	734	734	734	734	734
Warrants	66,912	66,912	66,912	66,912	66,912
Additional paid-in-capital	1,477,011	1,473,305	1,469,807	1,463,101	1,460,361
Retained earnings	2,402,167	2,282,968	2,165,410	2,055,549	1,952,934
Treasury stock	(8,774)	(9,570)	(11,817)	(17,578)	(25,647)

Accumulated other comprehensive income (AOCI):
Accumulated currency translation adjustment, net of income taxes	242,686	173,985	237,549	210,878	185,570
Unrealized appreciation (depreciation) of securities, net of income taxes	832,756	470,365	252,905	104,457	145,166
Pension and postretirement benefits, net of income taxes	(15,683)	(16,008)	(16,066)	(16,126)	(13,354)

Total stockholders’ equity	4,997,809	4,442,691	4,165,434	3,867,927	3,772,676

Total liabilities and stockholders’ equity	$28,934,028	$27,220,606	$26,722,458	$25,249,501	$24,162,113

Total stockholders’ equity, excluding AOCI	$3,938,050	$3,814,349	$3,691,046	$3,568,718	$3,455,294
Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
U.S. Traditional Sub-segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
(USD thousands)	2010	2010	2010	2009	2009	Quarter	2010	2009	Change
Revenues:
Net premiums	$930,070	$933,162	$902,961	$918,529	$801,406	$128,664	$2,766,193	$2,395,335	$370,858
Investment income, net of related expenses	124,596	120,782	113,461	114,276	107,088	17,508	358,839	314,265	44,574
Other revenue	428	190	598	1,121	586	(158)	1,216	2,076	(860)

Total revenues	1,055,094	1,054,134	1,017,020	1,033,926	909,080	146,014	3,126,248	2,711,676	414,572

Benefits and expenses:
Claims and other policy benefits	793,270	788,956	789,775	786,949	686,057	107,213	2,372,001	2,050,859	321,142
Interest credited	16,698	16,312	16,636	16,261	15,983	715	49,646	46,917	2,729
Policy acquisition costs and other insurance expenses	125,526	134,470	128,773	134,815	108,685	16,841	388,769	315,543	73,226
Other operating expenses	18,534	18,303	20,859	13,756	13,692	4,842	57,696	40,895	16,801

Total benefits and expenses	954,028	958,041	956,043	951,781	824,417	129,611	2,868,112	2,454,214	413,898

Operating income before income taxes	101,066	96,093	60,977	82,145	84,663	16,403	258,136	257,462	674

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	101,066	96,093	60,977	82,145	84,663	16,403	258,136	257,462	674
Investment and Derivative (losses) gains — non-operating	13,009	2,721	2,848	(7,842)	(20,880)	33,889	18,578	(76,042)	94,620

Income before income taxes	$114,075	$98,814	$63,825	$74,303	$63,783	$50,292	$276,714	$181,420	$95,294

Loss and Expense Ratios:
Claims and other policy benefits	85.3%	84.5%	87.5%	85.7%	85.6%	-0.3%	85.7%	85.6%	0.1%
Policy acquisition costs and other insurance expenses	13.5%	14.4%	14.3%	14.7%	13.6%	-0.1%	14.1%	13.2%	0.9%
Other operating expenses	2.0%	2.0%	2.3%	1.5%	1.7%	0.3%	2.1%	1.7%	0.4%
Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
U.S. Asset Intensive Sub-segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
(USD thousands except account values)	2010	2010	2010	2009	2009	Quarter	2010	2009	Change
Revenues:
Net premiums	$2,724	$3,128	$11,877	$1,767	$1,744	$980	$17,729	$5,092	$12,637
Investment income, net of related expenses	60,853	77,189	96,449	109,871	115,777	(54,924)	234,491	276,771	(42,280)
Investment related gains (losses), net	(18)	(18)	(18)	(18)	(19)	1	(54)	(27)	(27)
Other revenue	19,605	21,944	20,893	19,029	19,452	153	62,442	51,537	10,905

Total revenues	83,164	102,243	129,201	130,649	136,954	(53,790)	314,608	333,373	(18,765)

Benefits and expenses:
Claims and other policy benefits	(318)	2,850	9,610	5,166	872	(1,190)	12,142	1,805	10,337
Interest credited	35,008	47,868	62,706	99,834	74,418	(39,410)	145,582	174,111	(28,529)
Policy acquisition costs and other insurance expenses	32,072	33,341	37,150	9,304	39,397	(7,325)	102,563	117,783	(15,220)
Other operating expenses	2,413	2,414	3,189	2,476	2,537	(124)	8,016	7,700	316

Total benefits and expenses	69,175	86,473	112,655	116,780	117,224	(48,049)	268,303	301,399	(33,096)

Operating income (loss) before income taxes	13,989	15,770	16,546	13,869	19,730	(5,741)	46,305	31,974	14,331

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	13,989	15,770	16,546	13,869	19,730	(5,741)	46,305	31,974	14,331
Investment and derivative (losses) gains — non-operating (1)	17,112	124,746	2,808	(50,539)	(7,714)	24,826	144,666	(170,866)	315,532
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	(38,653)	32,512	122,635	3,028	51,454	(90,107)	116,494	75,366	41,128
GMXB embedded derivatives (1)	(16,232)	(140,934)	7,171	46,120	10,127	(26,359)	(149,995)	206,577	(356,572)
Funds withheld losses (gains) — investment income	6,494	5,772	(82)	—	—	6,494	12,184	—	12,184
Funds withheld losses (gains) — policy acq. costs	(954)	(777)	81	—	—	(954)	(1,650)	—	(1,650)
EIA embedded derivatives — interest credited	(43,070)	(14,990)	22,422	(12,563)	5,248	(48,318)	(35,638)	26,144	(61,782)
EIA embedded derivatives — policy acq. costs	4,189	1,503	(3,250)	801	(191)	4,380	2,442	(3,243)	5,685
DAC offset, net	50,519	(6,041)	(103,769)	5,572	(40,780)	91,299	(59,291)	(135,155)	75,864

Income before income taxes	$(6,606)	$17,561	$64,562	$6,288	$37,874	$(44,480)	$75,517	$30,797	$44,720

(1)	Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement
Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
U.S. Asset Intensive Sub-segment
(Cont’d)

	Three Months Ended
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
(USD millions)	2010	2010	2010	2009	2009
Annuity account values:

Fixed annuities (deferred)	$837	$847	$861	$876	$888

Net interest spread (fixed annuities):	1.5%	2.3%	2.4%	2.4%	3.3%

Equity-indexed annuities	$4,210	$4,145	$4,052	$4,031	$3,940

Variable annuities:
No riders	$1,243	$1,190	$1,251	$1,231	$1,195
GMDB only	87	79	82	79	75
GMIB only	6	6	6	6	6
GMAB only	62	58	63	62	60
GMWB only	1,653	1,517	1,622	1,563	1,501
GMDB / WB	472	431	455	437	415
Other	34	32	35	34	33

Total VA account values	$3,557	$3,313	$3,514	$3,412	$3,285

Fair value of liabilities associated with living benefit riders	$174	$158	$17	$24	$70

Other asset-intensive business:	$786	$784	$783	$679	$675
Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
U.S. Financial Reinsurance Sub-segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
(USD thousands)	2010	2010	2010	2009	2009	Quarter	2010	2009	Change
Revenues:
Investment income, net of related expenses	$154	$107	$(51)	$(66)	$(56)	$210	$210	$(220)	$430
Other revenue	5,608	5,820	5,050	5,736	3,871	1,737	16,478	14,560	1,918

Total revenues	5,762	5,927	4,999	5,670	3,815	1,947	16,688	14,340	2,348

Benefits and expenses:
Policy acquisition costs and other insurance expenses	461	580	526	299	289	172	1,567	889	678
Other operating expenses	940	937	1,279	751	779	161	3,156	2,259	897

Total benefits and expenses	1,401	1,517	1,805	1,050	1,068	333	4,723	3,148	1,575

Operating income before income taxes	4,361	4,410	3,194	4,620	2,747	1,614	11,965	11,192	773

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	4,361	4,410	3,194	4,620	2,747	1,614	11,965	11,192	773
Investment and Derivative (losses) gains — non-operating	(44)	(10)	(9)	26	2	(46)	(63)	72	(135)

Income before income taxes	$4,317	$4,400	$3,185	$4,646	$2,749	$1,568	$11,902	$11,264	$638

Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Canadian Segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
(USD thousands)	2010	2010	2010	2009	2009	Quarter	2010	2009	Change
Revenues:
Net premiums	$205,552	$177,079	$208,650	$168,483	$153,430	$52,122	$591,281	$446,348	$144,933
Investment income, net of related expenses	41,170	42,206	40,228	40,863	34,412	6,758	123,604	96,887	26,717
Investment related gains (losses), net	938	915	895	919	1,448	(510)	2,748	4,143	(1,395)
Other revenue	803	241	43	124	(69)	872	1,087	1,010	77

Total revenues	248,463	220,441	249,816	210,389	189,221	59,242	718,720	548,388	170,332

Benefits and expenses:
Claims and other policy benefits	186,554	145,250	172,516	133,757	123,357	63,197	504,320	367,304	137,016
Interest credited	—	—	—	—	—	—	—	75	(75)
Policy acquisition costs and other insurance expenses	26,901	35,264	54,441	39,312	38,244	(11,343)	116,606	107,678	8,928
Other operating expenses	6,971	6,994	6,841	6,585	5,798	1,173	20,806	16,189	4,617

Total benefits and expenses	220,426	187,508	233,798	179,654	167,399	53,027	641,732	491,246	150,486

Operating income before income taxes	28,037	32,933	16,018	30,735	21,822	6,215	76,988	57,142	19,846

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	28,037	32,933	16,018	30,735	21,822	6,215	76,988	57,142	19,846
Investment and Derivative (losses) gains — non-operating	5,431	815	2,955	15,053	(2,975)	8,406	9,201	3,405	5,796

Income before income taxes	$33,468	$33,748	$18,973	$45,788	$18,847	$14,621	$86,189	$60,547	$25,642

Loss and Expense Ratios:
Loss ratios (creditor business)	32.5%	40.6%	41.2%	19.7%	37.7%	-5.2%	39.9%	41.1%	-1.2%
Loss ratios (excluding creditor business)	96.3%	91.9%	106.8%	98.6%	94.9%	1.4%	97.9%	97.6%	0.3%
Claims and other policy benefits / (net premiums + investment income)	75.6%	66.2%	69.3%	63.9%	65.7%	9.9%	70.5%	67.6%	2.9%
Policy acquisition costs and other insurance expenses	13.1%	19.9%	26.1%	23.3%	24.9%	-11.8%	19.7%	24.1%	-4.4%
Other operating expenses	3.4%	3.9%	3.3%	3.9%	3.8%	-0.4%	3.5%	3.6%	-0.1%

Foreign currency effect on*:
Net premiums	$10,236	$20,670	$33,557	$21,267	$(7,826)	$18,062	$64,463	$(63,453)	$127,916
Operating income before income taxes	$292	$4,079	$1,373	$5,038	$(1,048)	$1,340	$5,744	$(10,222)	$15,966

Creditor reinsurance net premiums	$17,707	$34,079	$76,712	$40,977	$38,903	$(21,196)	$128,498	$120,696	$7,802

Note:	The loss ratios on creditor reinsurance business are normally lower than traditional reinsurance, while allowances are normally higher as a percentage of premiums.

*	Represents effect as compared to comparable prior year period
Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Europe & South Africa Segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
(USD thousands)	2010	2010	2010	2009	2009	Quarter	2010	2009	Change
Revenues:
Net premiums	$232,962	$209,919	$217,652	$224,510	$204,169	$28,793	$660,533	$557,442	$103,091
Investment income, net of related expenses	8,579	8,369	7,832	8,869	8,502	77	24,780	23,371	1,409
Other revenue	857	108	838	10,536	102	755	1,803	900	903

Total revenues	242,398	218,396	226,322	243,915	212,773	29,625	687,116	581,713	105,403

Benefits and expenses:
Claims and other policy benefits	193,377	165,827	180,016	201,131	164,118	29,259	539,220	455,354	83,866
Policy acquisition costs and other insurance expenses	12,137	10,273	13,398	(4,710)	21,277	(9,140)	35,808	42,463	(6,655)
Other operating expenses	21,198	21,317	22,710	23,608	20,665	533	65,225	56,693	8,532

Total benefits and expenses	226,712	197,417	216,124	220,029	206,060	20,652	640,253	554,510	85,743

Operating income before income taxes	15,686	20,979	10,198	23,886	6,713	8,973	46,863	27,203	19,660

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	15,686	20,979	10,198	23,886	6,713	8,973	46,863	27,203	19,660
Investment and Derivative (losses) gains — non-operating	1,808	1,347	459	576	268	1,540	3,614	676	2,938

Income before income taxes	$17,494	$22,326	$10,657	$24,462	$6,981	$10,513	$50,477	$27,879	$22,598

Loss and Expense Ratios:
Claims and other policy benefits	83.0%	79.0%	82.7%	89.6%	80.4%	2.6%	81.6%	81.7%	-0.1%
Policy acquisition costs and other insurance expenses	5.2%	4.9%	6.2%	-2.1%	10.4%	-5.2%	5.4%	7.6%	-2.2%
Other operating expenses	9.1%	10.2%	10.4%	10.5%	10.1%	-1.0%	9.9%	10.2%	-0.3%

Foreign currency effect on*:
Net premiums	$(12,500)	$(6,154)	$20,109	$15,308	$(24,713)	$12,213	$1,455	$(122,798)	$124,253
Operating income before income taxes	$(1,184)	$(1,158)	$334	$4,672	$(614)	$(570)	$(2,008)	$(6,352)	$4,344

Critical illness net premiums	$57,340	$52,759	$55,874	$58,898	$54,206	$3,134	$165,973	$153,226	$12,747

*	Represents effect as compared to comparable prior year period
Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Asia Pacific Segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
(USD thousands)	2010	2010	2010	2009	2009	Quarter	2010	2009	Change
Revenues:
Net premiums	$273,825	$256,878	$285,818	$283,419	$242,350	$31,475	$816,521	$715,508	$101,013
Investment income, net of related expenses	17,042	17,249	17,264	18,107	15,654	1,388	51,555	43,228	8,327
Investment related gains (losses), net	232	(151)	707	824	—	232	788	—	788
Other revenue	7,462	6,128	6,187	5,887	4,942	2,520	19,777	19,142	635

Total revenues	298,561	280,104	309,976	308,237	262,946	35,615	888,641	777,878	110,763

Benefits and expenses:
Claims and other policy benefits	220,867	204,494	223,096	243,012	182,070	38,797	648,457	574,040	74,417
Policy acquisition costs and other insurance expenses	27,373	31,661	37,930	17,617	31,833	(4,460)	96,964	88,788	8,176
Other operating expenses	22,932	22,265	22,385	22,811	21,072	1,860	67,582	55,274	12,308

Total benefits and expenses	271,172	258,420	283,411	283,440	234,975	36,197	813,003	718,102	94,901

Operating income before income taxes	27,389	21,684	26,565	24,797	27,971	(582)	75,638	59,776	15,862

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	27,389	21,684	26,565	24,797	27,971	(582)	75,638	59,776	15,862
Investment and Derivative (losses) gains — non-operating	1,094	2,077	(120)	(1,269)	2,954	(1,860)	3,051	242	2,809

Income before income taxes	$28,483	$23,761	$26,445	$23,528	$30,925	$(2,442)	$78,689	$60,018	$18,671

Loss and Expense Ratios:
Claims and other policy benefits	80.7%	79.6%	78.1%	85.7%	75.1%	5.6%	79.4%	80.2%	-0.8%
Policy acquisition costs and other insurance expenses	10.0%	12.3%	13.3%	6.2%	13.1%	-3.1%	11.9%	12.4%	-0.5%
Other operating expenses	8.4%	8.7%	7.8%	8.0%	8.7%	-0.3%	8.3%	7.7%	0.6%

Foreign currency effect on*:
Net premiums	$17,726	$25,935	$50,307	$45,215	$(8,996)	$26,722	$93,968	$(103,251)	$197,219
Operating income before income taxes	$978	$2,276	$3,577	$2,864	$791	$187	$6,831	$(2,240)	$9,071

Critical illness net premiums	$45,954	$48,508	$39,398	$52,311	$45,473	$481	$133,860	$128,848	$5,012

*	Represents effect as compared to comparable prior year period
Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Corporate and Other Segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
(USD thousands)	2010	2010	2010	2009	2009	Quarter	2010	2009	Change
Revenues:
Net premiums	$2,167	$1,851	$1,506	$2,046	$2,080	$87	$5,524	$6,682	$(1,158)
Investment income, net of related expenses	28,616	19,997	29,157	23,239	18,094	10,522	77,770	53,001	24,769
Investment related gains (losses), net	(794)	(29)	166	666	(35)	(759)	(657)	(52)	(605)
Other revenue	2,752	766	2,669	1,626	3,088	(336)	6,187	12,892	(6,705)

Total revenues	32,741	22,585	33,498	27,577	23,227	9,514	88,824	72,523	16,301

Benefits and expenses:
Claims and other policy benefits	141	(138)	167	160	(663)	804	170	(111)	281
Interest credited	—	(1)	14	121	—	—	13	—	13
Policy acquisition costs and other insurance expenses	(13,658)	(13,755)	(12,854)	(10,931)	(8,907)	(4,751)	(40,267)	(32,549)	(7,718)
Other operating expenses	12,421	10,917	13,936	10,545	11,860	561	37,274	35,237	2,037
Interest expense	25,191	25,141	15,449	22,985	5,243	19,948	65,781	46,955	18,826
Collateral finance facility expense	2,041	1,960	1,806	1,866	2,031	10	5,807	6,402	(595)

Total benefits and expenses	26,136	24,124	18,518	24,746	9,564	16,572	68,778	55,934	12,844

Operating income (loss) before income taxes	6,605	(1,539)	14,980	2,831	13,663	(7,058)	20,046	16,589	3,457

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	6,605	(1,539)	14,980	2,831	13,663	(7,058)	20,046	16,589	3,457
Investment and Derivative (losses) gains — non-operating	(663)	(999)	(9,312)	(21,681)	7,729	(8,392)	(10,974)	4,791	(15,765)
Gain on debt repurchase	—	—	—	—	—	—	—	38,875	(38,875)

Income before income taxes	$5,942	$(2,538)	$5,668	$(18,850)	$21,392	$(15,450)	$9,072	$60,255	$(51,183)

Foreign currency effect on*:
Net premiums	$(14)	$(6)	$1	$16	$18	$(32)	$(19)	$86	$(105)
Operating income before income taxes	$1,912	$(12)	$4,213	$747	$(693)	$2,605	$6,113	$(3,409)	$9,522

*	Represents effect as compared to comparable prior year period
Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Summary of Pre-tax Segment Operating Income

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
(USD thousands)	2010	2010	2010	2009	2009	Quarter	2010	2009	Change
U.S. Traditional	$101,066	$96,093	$60,977	$82,145	$84,663	$16,403	$258,136	$257,462	$674
U.S. Asset Intensive	13,989	15,770	16,546	13,869	19,730	(5,741)	46,305	31,974	14,331
U.S. Financial Reinsurance	4,361	4,410	3,194	4,620	2,747	1,614	11,965	11,192	773

Total U.S. Segment	119,416	116,273	80,717	100,634	107,140	12,276	316,406	300,628	15,778
Canadian Segment	28,037	32,933	16,018	30,735	21,822	6,215	76,988	57,142	19,846
Europe & South Africa Segment	15,686	20,979	10,198	23,886	6,713	8,973	46,863	27,203	19,660
Asia Pacific Segment	27,389	21,684	26,565	24,797	27,971	(582)	75,638	59,776	15,862
Corporate and Other	6,605	(1,539)	14,980	2,831	13,663	(7,058)	20,046	16,589	3,457

Consolidated	$197,133	$190,330	$148,478	$182,883	$177,309	$19,824	$535,941	$461,338	$74,603

Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Investments

Cash and Invested Assets
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
(USD thousands)	2010	2010	2010	2009	2009
Fixed maturity securities, available-for-sale	$14,169,930	$13,077,607	$12,775,342	$11,763,358	$10,986,825
Mortgage loans on real estate	863,873	838,827	797,272	791,668	736,982
Policy loans	1,173,148	1,173,016	1,162,723	1,136,564	1,079,051
Funds withheld at interest	5,276,511	5,257,929	5,180,300	4,895,356	4,820,534
Short-term investments	84,091	63,962	79,160	121,060	89,372
Other invested assets	738,830	637,827	564,753	516,086	516,079
Cash and cash equivalents	634,075	557,756	525,360	512,027	546,882

Total cash and invested assets	$22,940,458	$21,606,924	$21,084,910	$19,736,119	$18,775,725

Investment Income and Yield Summary
(Excludes Funds Withheld)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
(USD thousands)	2010	2010	2010	2009	2009	Quarter	2010	2009	Change
Average invested assets at amortized cost	$15,763,396	$15,432,369	$15,062,452	$14,180,733	$13,340,365	$2,423,031	$15,205,358	$12,816,614	$2,388,744
Net investment income	$218,546	$208,303	$215,295	$203,150	$186,457	$32,089	$642,144	$544,580	$97,564
Investment yield (ratio of net investment income to average invested assets)	5.66%	5.51%	5.84%	5.85%	5.71%	-0.05%	5.67%	5.71%	-0.04%
Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Investments
Amortized cost, gross unrealized gains and losses, and estimated fair values of fixed maturity and equity securities

September 30, 2010
						Other-than
				Estimated		temporary
	Amortized	Unrealized	Unrealized	Fair	% of	impairment
(USD thousands)	Cost	Gains	Losses	Value	Total	in AOCI
Available-for-sale:
U.S. corporate securities	$4,499,821	$433,193	$81,964	$4,851,050	34.3%	$—
Canadian and Canadian provincial governments	2,206,641	727,257	260	2,933,638	20.7%	—
Residential mortgage-backed securities	1,520,269	63,274	22,255	1,561,288	11.0%	(1,902)
Foreign corporate securities	2,158,647	170,202	12,797	2,316,052	16.3%	—
Asset-backed securities	457,047	13,697	56,229	414,515	2.9%	(5,203)
Commercial mortgage-backed securities	1,257,835	87,145	109,131	1,235,849	8.7%	(9,493)
U.S. government and agencies	233,512	21,787	10	255,289	1.8%	—
State and political subdivisions	133,955	1,211	7,718	127,448	0.9%	—
Other foreign government securities	465,389	12,309	2,897	474,801	3.4%	—

Total fixed maturity securities	$12,933,116	$1,530,075	$293,261	$14,169,930	100.0%	$(16,598)

Non-redeemable preferred stock	109,416	5,394	4,507	110,303	73.3%
Other equity securities	34,397	6,217	536	40,078	26.7%

Total equity securities	$143,813	$11,611	$5,043	$150,381	100.0%

December 31, 2009
						Other-than
				Estimated		temporary
	Amortized	Unrealized	Unrealized	Fair	% of	impairment
(USD thousands)	Cost	Gains	Losses	Value	Total	in AOCI
Available-for-sale:
U.S. corporate securities	$3,689,797	$180,635	$147,384	$3,723,048	31.7%	$—
Canadian and Canadian provincial governments	1,984,475	394,498	25,746	2,353,227	20.0%	—
Residential mortgage-backed securities	1,494,021	32,538	70,015	1,456,544	12.4%	(7,018)
Foreign corporate securities	1,627,806	77,340	33,398	1,671,748	14.2%	—
Asset-backed securities	522,760	9,307	80,131	451,936	3.8%	(2,194)
Commercial mortgage-backed securities	1,177,621	20,670	169,427	1,028,864	8.7%	(13,690)
U.S. government and agencies	540,001	1,085	15,027	526,059	4.5%	—
State and political subdivisions	107,233	273	17,744	89,762	0.8%	—
Other foreign government securities	473,243	2,198	13,271	462,170	3.9%	—

Total fixed maturity securities	$11,616,957	$718,544	$572,143	$11,763,358	100.0%	$(22,902)

Non-redeemable preferred stock	123,648	1,878	12,328	113,198	66.0%
Other equity securities	58,008	760	409	58,359	34.0%

Total equity securities	$181,656	$2,638	$12,737	$171,557	100.0%

Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Investments
Corporate Securities by Sector (Fixed Maturities and Equities)

	September 30, 2010				December 31, 2009
		Estimated Fair		Average Credit		Estimated Fair		Average Credit
(USD thousands)	Amortized Cost	Value	% of Total	Ratings	Amortized Cost	Value	% of Total	Ratings
Financial Institutions
Banking	$1,682,357	$1,730,286	23.6%	A+	$1,372,940	$1,334,155	24.0%	A+
Brokerage	98,170	105,477	1.4%	A-	87,168	87,747	1.6%	A-
Finance Comp.	209,810	219,372	3.0%	A	239,659	237,719	4.3%	A+
Insurance	395,326	422,576	5.8%	A-	374,486	366,893	6.6%	A-
REITs	187,231	199,406	2.7%	BBB	138,727	139,455	2.5%	BBB
Other Finance	270,923	265,062	3.6%	A-	204,309	180,684	3.2%	A-

Total Financial Institutions	2,843,817	2,942,179	40.1%		2,417,289	2,346,653	42.2%
Industrials
Basic	311,844	348,042	4.8%	BBB	244,242	261,135	4.7%	BBB
Capital Goods	308,375	345,065	4.7%	BBB+	235,090	247,594	4.5%	BBB+
Communications	583,596	660,222	9.0%	BBB+	444,939	485,405	8.7%	BBB+
Consumer Cyclical	308,913	333,557	4.6%	BBB+	242,206	247,077	4.4%	BBB
Consumer Noncyclical	614,972	689,912	9.4%	A-	396,739	419,161	7.5%	BBB+
Energy	374,877	422,403	5.8%	BBB+	330,748	356,716	6.4%	BBB+
Technology	226,613	246,656	3.4%	A-	114,795	119,548	2.1%	BBB+
Transportation	243,116	262,100	3.6%	BBB	205,776	209,048	3.8%	BBB
Other Industrial	72,167	52,491	0.7%	BBB	62,175	39,414	0.7%	BBB-

Total Industrials	3,044,473	3,360,448	46.0%		2,276,710	2,385,098	42.8%
Utilities
Electric	593,126	647,763	8.9%	BBB+	512,898	525,379	9.4%	BBB+
Natural Gas	276,713	313,332	4.3%	BBB+	246,329	262,064	4.7%	BBB+
Other Utility	29,661	38,678	0.5%	A-	26,830	27,940	0.5%	A-

Total Utilities	899,500	999,773	13.7%		786,057	815,383	14.6%
Other Sectors	14,491	15,083	0.2%	AA+	19,203	19,219	0.4%	AA

Total	$6,802,281	$7,317,483	100.0%		$5,499,259	$5,566,353	100.0%

Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Investments
Ratings of Fixed Maturity Securities

		September 30, 2010			June 30, 2010			March 31, 2010			December 31, 2009			September 30, 2009
(USD thousands)	Rating Agency	Amortized	Estimated Fair		Amortized	Estimated Fair		Amortized	Estimated Fair		Amortized	Estimated Fair		Amortized	Estimated Fair
NAIC Designation	Designation	Cost	Value	% of Total	Cost	Value	% of Total	Cost	Value	% of Total	Cost	Value	% of Total	Cost	Value	% of Total
1	AAA	$3,492,193	$3,633,780	25.6%	$3,534,911	$3,642,644	27.9%	$3,669,930	$3,668,484	28.7%	$3,726,020	$3,664,665	31.2%	$3,131,946	$3,079,633	28.0%
1	AA	3,155,855	3,675,615	25.9%	2,860,403	3,177,314	24.3%	2,905,244	3,122,295	24.5%	2,527,944	2,684,878	22.8%	2,394,642	2,613,347	23.8%
1	A	2,714,384	3,138,268	22.2%	2,512,744	2,773,399	21.2%	2,436,385	2,630,133	20.6%	2,203,848	2,367,377	20.1%	2,143,244	2,319,194	21.1%
2	BBB	2,778,394	3,030,667	21.4%	2,639,071	2,783,867	21.3%	2,561,843	2,658,713	20.8%	2,401,885	2,433,144	20.7%	2,413,362	2,430,079	22.1%
3	BB	471,013	440,012	3.1%	479,755	424,060	3.2%	472,151	417,253	3.3%	455,539	381,242	3.3%	391,699	331,939	3.0%
4	B	237,136	185,668	1.3%	255,530	192,244	1.5%	253,930	185,177	1.4%	210,252	145,206	1.2%	186,547	135,107	1.3%
5	CCC and lower	63,033	44,683	0.3%	80,415	65,496	0.5%	94,537	77,652	0.6%	75,486	70,165	0.6%	95,973	64,093	0.6%
6	In or near default	21,108	21,237	0.2%	18,809	18,583	0.1%	13,205	15,635	0.1%	15,983	16,681	0.1%	13,109	13,433	0.1%

	Total	$12,933,116	$14,169,930		$12,381,638	$13,077,607		$12,407,225	$12,775,342		$11,616,957	$11,763,358		$10,770,522	$10,986,825

Structured Fixed Maturity Securities

	September 30, 2010		June 30, 2010		March 31, 2010		December 31, 2009		September 30, 2009
		Estimated Fair	Amortized	Estimated Fair	Amortized	Estimated Fair	Amortized	Estimated Fair	Amortized	Estimated Fair
(USD thousands)	Amortized Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value
Residential mortgage-backed securities:
Agency	$682,621	$728,354	$726,078	$770,690	$744,920	$776,013	$771,787	$797,354	$754,676	$786,735
Non-agency	837,648	832,934	828,507	802,670	859,102	800,152	722,234	659,190	595,863	542,333

Total residential mortgage-backed securities	1,520,269	1,561,288	1,554,585	1,573,360	1,604,022	1,576,165	1,494,021	1,456,544	1,350,539	1,329,068
Commercial mortgage-backed securities	1,257,835	1,235,849	1,229,237	1,166,937	1,222,346	1,124,736	1,177,621	1,028,864	1,086,558	882,350
Asset-backed securities	457,047	414,515	496,652	449,623	516,924	458,664	522,760	451,936	545,194	449,252

Total	$3,235,151	$3,211,652	$3,280,474	$3,189,920	$3,343,292	$3,159,565	$3,194,402	$2,937,344	$2,982,291	$2,660,670

Quarterly Financial Supplement

Investments
Subprime Mortgage Exposure
(Includes Funds Withheld Portfolios)

September 30, 2010
	AAA		AA		A
(USD thousands)		Estimated Fair		Estimated		Estimated
Underwriting Year	Amortized Cost	Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
2005 & Prior	$18,905	$17,654	$21,115	$23,647	$9,855	$9,085
2006	—	—	—	—	—	—
2007	—	—	—	—	—	—
2008 - 2010	—	—	—	—	—	—

Total	$18,905	$17,654	$21,115	$23,647	$9,855	$9,085

	BBB		Below Investment Grade		Total
		Estimated Fair		Estimated		Estimated
Underwriting Year	Amortized Cost	Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
2005 & Prior	$22,322	$18,621	$69,082	$39,752	$141,279	$108,759
2006	—	—	3,300	2,410	3,300	2,410
2007	—	—	5,399	3,561	5,399	3,561
2008 - 2010	—	—	—	—	—	—

Total	$22,322	$18,621	$77,781	$45,723	$149,978	$114,730

December 31, 2009
	AAA		AA		A
(USD thousands)		Estimated Fair		Estimated		Estimated
Underwriting Year	Amortized Cost	Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
2005 & Prior	$22,816	$18,780	$39,873	$33,014	$17,017	$9,779
2006	—	—	—	—	—	—
2007	—	—	—	—	—	—
2008 - 2009	—	—	—	—	—	—

Total	$22,816	$18,780	$39,873	$33,014	$17,017	$9,779

	BBB		Below Investment Grade		Total
		Estimated Fair		Estimated		Estimated
Underwriting Year	Amortized Cost	Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
2005 & Prior	$24,394	$12,593	$39,203	$18,686	$143,303	$92,852
2006	4,985	1,507	4,566	2,563	9,551	4,070
2007	—	—	11,709	7,372	11,709	7,372
2008 - 2009	—	—	—	—	—	—

Total	$29,379	$14,100	$55,478	$28,621	$164,563	$104,294

Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Investments
CMBS Exposure
(Includes Funds Withheld Portfolios)

	September 30, 2010
	AAA		AA		A
(USD thousands)		Estimated Fair		Estimated		Estimated Fair
Underwriting Year	Amortized Cost	Value	Amortized Cost	Fair Value	Amortized Cost	Value
2005 & Prior	$289,974	$317,843	$93,501	$94,950	$76,955	$70,908
2006	306,784	325,261	54,545	59,045	47,969	48,061
2007	243,695	260,372	29,494	23,721	88,789	93,735
2008	29,089	35,673	45,420	49,867	—	—
2009	2,773	3,027	3,089	3,672	6,757	9,111
2010	17,744	18,527	—	—	5,970	6,499

Total	$890,059	$960,703	$226,049	$231,255	$226,440	$228,314

	BBB		Below Investment Grade		Total
		Estimated Fair		Estimated		Estimated Fair
Underwriting Year	Amortized Cost	Value	Amortized Cost	Fair Value	Amortized Cost	Value
2005 & Prior	$70,791	$65,442	$36,149	$28,955	$567,370	$578,098
2006	34,892	31,465	53,922	33,533	498,112	497,365
2007	86,680	87,545	133,742	76,628	582,400	542,001
2008	—	—	23,850	14,593	98,359	100,133
2009	—	—	—	—	12,619	15,810
2010	—	—	—	—	23,714	25,026

Total	$192,363	$184,452	$247,663	$153,709	$1,782,574	$1,758,433

NOTE: Totals include directly held investments with amortized cost of $1,257.8 million and fair value of $1,235.8 million as well as investments in funds withheld with amortized cost of $524.7 million and fair value of $522.6 million.

	December 31, 2009
	AAA		AA		A
(USD thousands)		Estimated Fair		Estimated		Estimated Fair
Underwriting Year	Amortized Cost	Value	Amortized Cost	Fair Value	Amortized Cost	Value
2005 & Prior	$398,619	$403,551	$57,602	$51,754	$75,449	$55,124
2006	292,369	280,475	41,649	34,854	41,128	34,859
2007	223,827	216,853	6,922	2,267	64,860	56,996
2008	19,050	19,790	29,211	26,617	—	—
2009	16,638	16,422	1,485	1,532	—	—

Total	$950,503	$937,091	$136,869	$117,024	$181,437	$146,979

	BBB		Below Investment Grade		Total
		Estimated Fair		Estimated		Estimated Fair
Underwriting Year	Amortized Cost	Value	Amortized Cost	Fair Value	Amortized Cost	Value
2005 & Prior	$47,616	$33,986	$28,298	$19,457	$607,584	$563,872
2006	26,257	19,091	47,951	22,392	449,354	391,671
2007	82,460	68,428	128,193	62,440	506,262	406,984
2008	—	—	25,384	12,204	73,645	58,611
2009	—	—	—	—	18,123	17,954

Total	$156,333	$121,505	$229,826	$116,493	$1,654,968	$1,439,092

NOTE: Totals include directly held investments with amortized cost of $1,177.6 million and fair value of $1,028.9 million as well as investments in funds withheld with amortized cost of $477.4 million and fair value of $410.2 million.
Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Investments
Gross Unrealized Losses Aging
Fixed Maturity Securities

	September 30, 2010		June 30, 2010		March 31, 2010		December 31, 2009		September 30, 2009
	Gross Unrealized		Gross Unrealized		Gross Unrealized		Gross Unrealized		Gross Unrealized
(USD thousands)	Losses	% of Total	Losses	% of Total	Losses	% of Total	Losses	% of Total	Losses	% of Total
Less than 20%	$86,770	29.1%	$132,900	34.4%	$198,928	42.3%	$248,145	42.4%	$219,984	32.0%
20% or more for less than six months	164,591	55.2%	54,620	14.1%	59,530	12.6%	67,435	11.5%	67,306	9.8%
20% or more for six months or greater	41,900	14.0%	188,398	48.7%	204,321	43.4%	256,563	43.9%	369,459	53.8%

Total	$293,261	98.3%	$375,918	97.2%	$462,779	98.3%	$572,143	97.8%	$656,749	95.6%

Equity Securities

	September 30, 2010		June 30, 2010		March 31, 2010		December 31, 2009		September 30, 2009
	Gross Unrealized		Gross Unrealized		Gross Unrealized		Gross Unrealized		Gross Unrealized
(USD thousands)	Losses	% of Total	Losses	% of Total	Losses	% of Total	Losses	% of Total	Losses	% of Total
Less than 20%	$2,920	1.0%	$4,888	1.3%	$4,696	1.0%	$5,930	1.0%	$4,748	0.7%
20% or more for less than six months	2,123	0.7%	1,808	0.5%	1,883	0.4%	1,887	0.3%	1,819	0.2%
20% or more for six months or greater	—	0.0%	4,039	1.0%	1,346	0.3%	4,920	0.9%	23,898	3.5%

Total	$5,043	1.7%	$10,735	2.8%	$7,925	1.7%	$12,737	2.2%	$30,465	4.4%

Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Investments
Fixed Maturities and Equity Securities Below Amortized Cost

	As of September 30, 2010
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair	Gross Unrealized	Estimated Fair	Gross Unrealized	Estimated Fair	Gross Unrealized
(USD thousands)	Value	Losses	Value	Losses	Value	Losses
Investment grade securities:
U.S. corporate securities	$78,777	$19,484	$276,688	$45,918	$355,465	$65,402
Canadian and Canadian provincial governments	61,724	243	4,526	17	66,250	260
Residential mortgage-backed securities	193,986	6,315	120,680	6,346	314,666	12,661
Foreign corporate securities	165,983	170	147,561	9,219	313,544	9,389
Asset-backed securities	18,695	1,408	147,091	29,488	165,786	30,896
Commercial mortgage-backed securities	78,393	9,221	113,820	27,037	192,213	36,258
U.S. government and agencies	1,817	10	—	—	1,817	10
State and political subdivisions	13,319	635	30,221	4,873	43,540	5,508
Other foreign government securities	69,996	183	43,042	2,714	113,038	2,897

Investment grade securities	682,690	37,669	883,629	125,612	1,566,319	163,281

Non-investment grade securities:
U.S. corporate securities	29,322	6,987	107,501	9,575	136,823	16,562
Asset-backed securities	2,388	6,192	26,243	19,141	28,631	25,333
Foreign corporate securities	1,762	3,408	—	—	1,762	3,408
Residential mortgage-backed securities	51	11	51,812	9,583	51,863	9,594
Commercial mortgage-backed securities	—	—	70,162	72,873	70,162	72,873
State and political subdivisions	—	—	5,914	2,210	5,914	2,210

Non-investment grade securities	33,523	16,598	261,632	113,382	295,155	129,980

Total fixed maturity securities	$716,213	$54,267	$1,145,261	$238,994	$1,861,474	$293,261

Non-redeemable preferred stock	11,396	513	29,019	3,994	40,415	4,507
Other equity securities	6,606	271	1,044	265	7,650	536

Total Equity securities	$18,002	$784	$30,063	$4,259	$48,065	$5,043

Total number of securities in an unrealized loss position	203		398		601

	As of December 31, 2009
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair	Gross Unrealized	Estimated Fair	Gross Unrealized	Estimated Fair	Gross Unrealized
(USD thousands)	Value	Losses	Value	Losses	Value	Losses
Investment grade securities:
U.S. corporate securities	$373,049	$27,625	$679,908	$89,711	$1,052,957	$117,336
Canadian and Canadian provincial governments	494,718	15,374	135,315	10,372	630,033	25,746
Residential mortgage-backed securities	402,642	23,671	197,320	20,185	599,962	43,856
Foreign corporate securities	362,406	5,262	182,300	24,693	544,706	29,955
Asset-backed securities	48,651	1,927	166,603	57,262	215,254	59,189
Commercial mortgage-backed securities	177,360	10,312	425,793	79,297	603,153	89,609
U.S. government and agencies	496,514	15,027	—	—	496,514	15,027
State and political subdivisions	34,612	3,397	40,945	11,437	75,557	14,834
Other foreign government securities	240,216	8,370	30,321	4,901	270,537	13,271

Investment grade securities	2,630,168	110,965	1,858,505	297,858	4,488,673	408,823

Non-investment grade securities:
U.S. corporate securities	35,477	11,293	168,375	18,755	203,852	30,048
Asset-backed securities	6,738	3,256	24,408	17,686	31,146	20,942
Foreign corporate securities	1,755	17	3,771	3,426	5,526	3,443
Residential mortgage-backed securities	10,657	1,909	66,756	24,250	77,413	26,159
Commercial mortgage-backed securities	—	—	57,179	79,818	57,179	79,818
State and political subdivisions	—	—	5,170	2,910	5,170	2,910

Non-investment grade securities	54,627	16,475	325,659	146,845	380,286	163,320

Total fixed maturity securities	$2,684,795	$127,440	$2,184,164	$444,703	$4,868,959	$572,143

Non-redeemable preferred stock	8,320	1,263	68,037	11,065	76,357	12,328
Other equity securities	5	15	7,950	394	7,955	409

Total Equity securities	$8,325	$1,278	$75,987	$11,459	$84,312	$12,737

Total number of securities in an unrealized loss position	582		734		1,316

Quarterly Financial Supplement

Reinsurance Group of America, Incorporated
Investments
Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
(USD thousands)	2010	2010	2010	2009	2009	Quarter	2010	2009	Change
Fixed Maturity and Equity Securities:
Other-than-temporary impairment losses on fixed maturities	$(4,904)	$(3,489)	$(7,430)	$(40,552)	$(16,945)	$12,041	$(15,823)	$(88,282)	$72,459
Portion of loss recognized in other accumulated comprehensive income (before taxes)	26	(139)	2,344	3,910	(4,000)	4,026	2,231	12,135	(9,904)

Net other-than-temporary impairment losses on fixed maturities recognized in earnings	(4,878)	(3,628)	(5,086)	(36,642)	(20,945)	16,067	(13,592)	(76,147)	62,555
Impairment losses on equity securities	—	(10)	(22)	(5,628)	—	—	(32)	(5,430)	5,398
Gain on investment activity	39,371	19,363	16,099	44,538	31,823	7,548	74,833	69,334	5,499
Loss on investment activity	(7,773)	(5,662)	(8,532)	(10,728)	(23,782)	16,009	(21,967)	(62,259)	40,292

Net gain/(loss) on fixed maturity and equity securities	26,720	10,063	2,459	(8,460)	(12,904)	39,624	39,242	(74,502)	113,744

Other impairment losses	(5,087)	(1,165)	(1,230)	(715)	(4,790)	(297)	(7,482)	(7,756)	274
Other non-derivative gain/(loss), net	4,643	4,789	(448)	1,344	4,003	640	8,984	10,397	(1,413)

Free-standing Derivatives:
Credit Default Swaps	3,730	(4,060)	776	3,358	2,919	811	446	10,296	(9,850)
Interest Rate Swaps — non-hedged	49,825	87,114	11,341	(49,213)	26,378	23,447	148,280	(111,502)	259,782
Interest Rate Swaps — hedged	239	168	132	55	152	87	539	161	378
Futures	(42,269)	32,822	(11,745)	(9,942)	(36,951)	(5,318)	(21,192)	(62,699)	41,507
CPI Swaps	(508)	109	923	1,318	61	(569)	524	914	(390)
Equity options	(731)	127	—	—	—	(731)	(604)	—	(604)
Currency Forwards	1,543	1,447	(829)	(1,030)	1,910	(367)	2,161	1,033	1,128

Total free-standing derivatives	11,829	117,727	598	(55,454)	(5,531)	17,360	130,154	(161,797)	291,951

Embedded Derivatives:
Modified coinsurance and funds withheld treaties	(38,653)	32,512	122,635	3,028	51,454	(90,107)	116,494	75,366	41,128
GMXB	(16,232)	(140,934)	7,171	46,120	10,127	(26,359)	(149,995)	206,577	(356,572)

Total embedded derivatives	(54,885)	(108,422)	129,806	49,148	61,581	(116,466)	(33,501)	281,943	(315,444)

Net gain/(loss) on total derivatives	(43,056)	9,305	130,404	(6,306)	56,050	(99,106)	96,653	120,146	(23,493)

Total investment related gains (losses), net	$(16,780)	$22,992	$131,185	$(14,137)	$42,359	$(59,139)	$137,397	$48,285	$89,112

Quarterly Financial Supplement